UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2016

BERRY PLASTICS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2016, Scott B. Ullem was appointed to the board of directors of Berry Plastics Group, Inc. (the "Registrant").  On July 29, 2016 the board of directors of the Registrant created one (1) new directorship on the board of directors, thereby increasing the number of directors constituting the whole board from nine (9) directors to ten (10) directors.  Mr. Ullem will fill such newly created seat on the board of directors.

Mr. Ullem will receive the Registrant's standard non-employee director compensation as described in the Registrant's most recent Proxy Statement filed with the Securities and Exchange Commission on January 20, 2016.

Item 9.01 Financial Statements and Exhibits
(d)  Exhibits.
Exhibit Number	Description
99.1	Press Release issued by Berry Plastics Group, Inc., dated as of August 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC.
(Registrant)
Dated: August 2, 2016
	By:	/s/ Jason K. Greene
Jason K. Greene
Executive Vice President and Chief Legal Officer